UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2015

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Kent J. Thiry, the Company’s chief executive officer who served as chairman of the Company from October 1999 through October 2012, and co-chairman of the Company along with Dr. Robert J. Margolis from November 2012 until June 16, 2015, resumed his role as chairman of the Company effective June 16, 2015 in addition to continuing in his role as the chief executive officer of the Company. Dr. Margolis was not re-nominated for election to the Board at, and was removed from his position as co-chairman of the Company effective immediately preceding, the Company’s annual meeting of stockholders on June 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA HEALTHCARE PARTNERS INC.

Date: June 24, 2015	By:	/s/ Kim M. Rivera
Kim M. Rivera Chief Legal Officer